                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A


Distribution Date of:                                                  15-Apr-02
Determined as of:                                                      10-Apr-02
For the Monthly Period Ending:                                         31-Mar-02
Days in Interest Period (30/360)                                              30
Days in Interest Period (Actual/360)                                          31

                                                              Beginning                  Ending                Change
                                                              ---------                  ------                -------
Pool Balance (Principal)                                        3,209,162,025.46      3,150,017,560.92        (59,144,464.54)
Excess Funding Account                                                      0.00                  0.00                  0.00

Invested Amount                                                   500,000,000.00        500,000,000.00                  0.00
Class A Invested Amount                                           465,000,000.00        465,000,000.00                  0.00
Class B Invested Amount                                            35,000,000.00         35,000,000.00                  0.00

Principal Funding Account                                                   0.00                  0.00                  0.00

Adjusted Invested Amount                                          500,000,000.00        500,000,000.00                  0.00
Class A Adjusted Invested Amount                                  465,000,000.00        465,000,000.00                  0.00
Class B Adjusted Invested Amount                                   35,000,000.00         35,000,000.00                  0.00
Enhancement Invested Amount                                                 0.00                  0.00                  0.00

Reserve Account                                                     1,250,000.00          1,250,000.00                  0.00

Available Cash Collateral Amount                                   50,000,000.00         50,000,000.00                  0.00
Available Shared Collateral Amount                                 50,000,000.00         50,000,000.00                  0.00
Spread Account                                                      5,000,000.00          5,000,000.00                  0.00

Servicing Base Amount                                             500,000,000.00        500,000,000.00                  0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                   15.58%
Principal Allocation Pct                                                  15.58%
Class A Floating Pct                                                      93.00%
Class B Floating Pct                                                       7.00%
Class A Principal Pct                                                     93.00%
Class B Principal Pct                                                      7.00%

                                                                    Series
Allocations                                  Trust                  1996-A             Class A              Class B
-----------                           --------------------------------------------------------------------------------------
Principal Collections                     386,240,188.26           60,177,732.56         55,965,291.28          4,212,441.28

Finance Charge Collections                 57,052,866.38            8,889,059.83          8,266,825.64            622,234.19
PFA Investment Proceeds                         N/A                         0.00                  0.00                  0.00
Reserve Account Draw                            N/A                         0.00                  0.00                  0.00
 Less: Servicer Interchange                                           520,833.33            484,375.00             36,458.33
                                                                      ----------            ----------             ---------
Available Funds                                                     8,368,226.50          7,782,450.64            585,775.86

Monthly Investor Obligations
----------------------------
Monthly Interest                                                      916,545.14            848,883.33             67,661.81
Monthly Servicing Fee                                                 104,166.67             96,875.00              7,291.67
Defaulted Amounts                          19,551,078.59            3,046,134.55          2,832,905.13            213,229.42
                                                                    ------------          ------------            ----------
Total Obligations                                                   4,066,846.36          3,778,663.46            288,182.90

Excess Spread                                                       4,514,609.56          4,003,787.18            510,822.38
Required Amount                                                             0.00                  0.00                  0.00

1 Mo. Libor Rate                               1.900000%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                          26,909.72
Interest on CCA Draw                                                                              0.00
                                                                                                  ----
Monthly Cash Collateral Fee                                                                  26,909.72

                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Cash Collateral Account (continued)
----------------------------------
Quarterly Excess Spread Percentage                                         9.23%
Principal Payment Rate - 3 month average                                  11.35%
Calculated Current Month's Spread Account Cap                              1.00%
Spread Account Cap Adjustment                                              0.00%
Applicable Spread Account Cap Percentage                                   1.00%
Beginning Cash Collateral Amount                                   50,000,000.00
Required Cash Collateral Amount                                    50,000,000.00
Cash Collateral Account draw                                                0.00
Cash Collateral Account Surplus                                             0.00
Beginning Spread Account Balance                                    5,000,000.00
Required Spread Account Amount                                      5,000,000.00
Required Spread Account Draw                                                0.00
Required Spread Account Deposit                                             0.00
Spread Account Surplus                                                      0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                          0
Controlled Accumulation Amount                                     46,500,000.00
Required PFA Balance                                                        0.00
Beginning PFA Balance                                                       0.00
Controlled Deposit Amount                                                   0.00
Available Investor Principal Collections                           63,223,867.11
Principal Shortfall                                                         0.00
Shared Principal to Other Series                                   63,223,867.11
Shared Principal from Other Series                                          0.00
Class A Monthly Principal                                                   0.00
Class B Monthly Principal                                                   0.00
Monthly Principal                                                           0.00
PFA Deposit                                                                 0.00
PFA Withdrawl                                                               0.00
Ending PFA Balance                                                          0.00
Principal to Investors                                                      0.00
Ending Class A Invested Amount                                    465,000,000.00
Ending Class B Invested Amount                                     35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                     10.13%
Revolving Investor Interest                                       500,000,000.00
Class A Invested Amount                                           465,000,000.00
Available Principal                                                50,630,256.34
Class A Accumulation Period Length                                            10

Reserve Account
---------------
Available Reserve Account Amount                                    1,250,000.00
Covered Amount                                                              0.00
Reserve Draw Amount                                                         0.00
Portfolio Yield                                                           11.67%
Reserve Account Factor                                                    83.33%
Portfolio Adjusted Yield                                                   8.70%
Reserve Account Funding Period Length                                          3
Reserve Account Funding Date                                           15-Mar-02
Weighted Average Coupon                                                    2.20%
Required Reserve Account Amount                                     1,250,000.00
Reserve Account Surplus                                                     0.00
Required Reserve Account Deposit                                            0.00
Portfolio Yield - 3 month average                                         12.89%
Base Rate - 3 month average                                                4.08%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                          8.80%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.